Other operating income/(expense)	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other operating income/(expense)
7. Other operating income/(expense)

	2020 £m	2019 £m	2018 £m
Fair value remeasurements of equity investments	(6)	(14)	20
Disposal of businesses and assets	2,779	541	258
Fair value remeasurements on contingent consideration recognised in business combinations	(1,286)	(92)	(1,252)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	52	234	58
Remeasurement of Consumer Healthcare put option liability	—	—	(658)
Fair value adjustments on derivative financial instruments	20	—	(3)
Other income/(expense)	65	20	(11)

	1,624	689	(1,588)
Disposal of businesses and assets in 2020 included a net profit on disposal of the Horlicks and other Consumer Healthcare nutritional brands and two subsidiaries in India and Bangladesh of £2,815 million, which reflected reversal of £240 million of embedded derivative gains on the value of the shares taken in prior years. This was partly offset by the related £476 million loss on the shares in Hindustan Unilever Limited, including fair value remeasurement losses between their acquisition as consideration for the divestment of GSK Consumer Healthcare Limited in India and their subsequent disposal. Other operating income also included an increase in profit and milestone income from a number of asset disposals.
In 2019, there was a profit on disposal of rabies and tick-borne encephalitis vaccines of £306 million and a gain arising from the increase in value of the shares in Hindustan Unilever Limited subsequently received in 2020 of £143 million including fair value movements on related derivatives.
Fair value remeasurements on contingent consideration recognised in business combinations included £1,114 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture and £172 million related to the Vaccines acquisition from Novartis, together with fair value movements on related hedging contracts.